UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 11, 2018 (April 9, 2018)

Lawson Products, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-10546	36-2229304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois (Address of Principal Executive Offices)	60631 (Zip Code)

Registrant’s telephone number, including area code: (773) 304-5050

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On August 14, 2017, Lawson Products, Inc., an Illinois corporation (the “Company”), a wholly-owned subsidiary of Lawson Products, Inc., a Delaware corporation (the “Registrant”), entered into an Employment Agreement (the “Employment Agreement”) with Michael G. DeCata, President and Chief Executive Officer (the “Executive”). Also on August 14, 2017, and in accordance with the Employment Agreement, the Registrant entered into an Award Agreement (the “2017 Award Agreement”) with the Executive pursuant to which the Registrant awarded the Executive (i) 41,000 stock performance rights (the “2017 SPRs”) under the Registrant’s Amended Stock Performance Plan (as Amended and Restated Effective January 24, 2017) (the “SPR Plan”), (ii) 40,000 nonqualified stock options (the “2017 Options”) under the Registrant’s 2009 Equity Compensation Plan (as Amended and Restated Effective May 13, 2014) (the “Equity Plan”), (iii) a target award of 57,934 market stock units ( the “2017 MSUs”) under the Equity Plan and (iv) a restricted award of 29,083 stock units (the “2017 RSAs”) under the Equity Plan. The 2017 Award Agreement contemplated that the number of 2017 MSUs that would vest would be based upon share price attainment determined by the trailing 60 trading day weighted average closing price of the Registrant’s common stock on December 31, 2019 (the “Average Closing Stock Price”), with the Executive vesting in (x) 50% of the 2017 MSUs if the Average Closing Stock Price is $24.50, (y) 100% of the 2017 MSUs if the Average Closing Stock Price is $27.50 and (z) 150% of the 2017 MSUs if the Average Closing Stock Price is $32.00. The Executive would be entitled to receive one share of the Registrant’s common stock for each vested 2017 MSU. The 2017 Award Agreement contemplated that the 2017 RSAs would vest in full on the third anniversary of the grant date, or August 14, 2020, with one share of the Registrant’s common stock to be issued for each vested 2017 RSA. On January 13, 2017, unrelated to the Employment Agreement, the Registrant granted the Executive a restricted stock award pursuant to the Equity Plan of 2,000 shares of common stock that would vest in full on December 31, 2019 (the “2017 Restricted Stock Award”).

Section 8.0 of the Equity Plan as in effect at the time of the 2017 awards placed an annual limitation of 40,000 shares of common stock with respect to equity awards to participants other than nonemployee directors and an annual limitation of 20,000 shares of common stock with respect to equity awards to nonemployee directors. The aggregate number of shares of common stock associated with the 2017 Options, the 2017 MSUs, the 2017 RSAs and the 2017 Restricted Stock Award exceeded the 40,000 share limitation applicable to Mr. DeCata.

On April 9, 2018, the Board of Directors of the Registrant approved an amendment of the Equity Plan (the “Equity Plan Amendment”) pursuant to which the annual grant limitation applicable to participants other than nonemployee directors was raised from 40,000 shares to 125,000 shares. No other provision of the Equity Plan was amended. A copy of the Equity Plan Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

In order to address any applicable non-compliance with the Equity Plan, on April 11, 2018 the Registrant and Mr. DeCata entered into (i) an amendment of the 2017 Award Agreement (the “2017 Award Agreement Amendment”) to cancel the grant of the 2017 MSUs and the 2017 RSAs and (ii) an Amended and Restated Restricted Stock Award Agreement (the “Amended and Restated Restricted Stock Award Agreement”) pursuant to which the 2017 Restricted Stock Award was canceled and the Registrant made a restricted stock award to the Executive pursuant to the Equity Plan, as amended, of 2,000 shares of common stock that would vest in full on December 31, 2019. The 2017 Options continue to be outstanding in accordance with their terms pursuant to the 2017 Award Agreement, as amended. The 2017 SPRs were granted in accordance with the provisions of SPR Plan and continue to be outstanding in accordance with their terms pursuant to the 2017 Award Agreement, as amended. Copies of the 2017 Award Agreement Amendment and the Amended and Restated Restricted Stock Award Agreement are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are hereby incorporated by reference.

On April 11, 2018, following the adoption of the Equity Plan Amendment, the Registrant and the Executive entered into an Award Agreement (the “2018 Award Agreement”) with respect to, (i) a target award of 57,934 market stock units (the “2018 MSUs”) under the Equity Plan, as amended, and (ii) a restricted award of 29,083 stock units (the “2018 RSAs”) under the Equity Plan, as amended. The number of 2018 MSUs that shall vest is based upon share price attainment determined by the Average Closing Stock Price, as defined above and using the December 31, 2019 measurement date contemplated by the 2017 MSUs, with the Executive vesting in (x) 50% of the 2018 MSUs if the Average Closing Stock Price is $24.50, (y) 100% of the 2018 MSUs if the Average Closing Stock Price is $27.50 and (z) 150% of the 2018 MSUs if the Average Closing Stock Price is $32.00. The Executive shall be entitled to receive one share of the Registrant’s common stock for each vested 2018 MSU. The 2018 RSAs will vest in full on August 14, 2020, with one share of the Registrant’s common stock to be issued for each vested 2018 RSA. The 2018 MSUs and the 2018 RSAs are intended to replicate the benefits to the Executive contemplated by the 2017 MSUs and 2017 RSAs, respectively. A copy of the 2018 Award Agreement is attached hereto as Exhibit 10.4 and is hereby incorporated by reference.

In connection with the foregoing, on April 11, 2018, the Company and the Executive entered into an amendment of the Employment Agreement (the “Employment Agreement Amendment”) to make changes to the equity award structure set forth in the Employment Agreement to be consistent with the 2017 Award Agreement Amendment and the 2018 Award Agreement. A copy of the Employment Agreement Amendment is attached hereto as Exhibit 10.5 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated Lawson Products, Inc. 2009 Equity Compensation Plan.

10.2	Amendment No. 1 dated as of April 11, 2018 to Award Agreement dated as of August 14, 2017 by and between Lawson Products, Inc. and Michael G. DeCata.

10.3	Amended and Restated Restricted Stock Award Agreement dated as of April 11, 2018 by and between Lawson Products, Inc. and Michael G. DeCata.

10.4	Award Agreement dated as of April 11, 2018 by and between Lawson Products, Inc. and Michael G. DeCata.

10.5	Amendment No. 1 dated as of April 11, 2018 to Employment Agreement dated as of August 14, 2017 by and between Lawson Products, Inc. and Michael G. DeCata.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.

Date: April 11, 2018	By:	/s/ Neil E. Jenkins
Neil E. Jenkins
Executive Vice President, Secretary and General Counsel